Financial instruments - financial and other risks (Tables)	6 Months Ended
Jun. 30, 2023
Disclosure of detailed information about financial instruments [abstract]
Fair Values and Carrying Values of Financial Liabilities
Categories of Financial Instruments

	As of June 30, 2023		As of December 31, 2022
Amounts in thousands of U.S. dollars	Fair value	Carrying Value	Fair value	Carrying Value
Financial assets
Cash and cash equivalents (1)	$313,923	$313,923	$376,870	$376,870
Restricted cash (2)	783	783	783	783
Accounts receivable (3)	201,568	201,568	276,700	276,700
Investment in ballast water treatment supplier (4)	1,751	1,751	1,751	1,751
Working capital contributions to Scorpio Pools (5)	51,911	51,911	53,161	53,161
Sellers credit on sale leaseback vessels (6)	11,762	11,762	11,430	11,430

Financial liabilities
Accounts payable (7)	$11,220	$11,220	$28,748	$28,748
Accrued expenses (7)	72,893	72,893	91,508	91,508
Secured bank loans (8)	586,358	586,358	226,896	226,896
Sale and leaseback liability (9)	907,137	907,639	1,139,877	1,140,614
IFRS 16 - Lease liability (10)	248,343	248,868	495,234	495,875
Unsecured Senior Notes Due 2025 (11)	70,063	70,571	69,639	70,571
(1)     Cash and cash equivalents are considered Level 1 items as they represent liquid assets with short-term maturities.
(2)     Restricted cash are considered Level 1 items due to the liquid nature of these assets.
(3)     We consider that the carrying amount of accounts receivable approximate their fair value due to the relative short maturity of these instruments.
(4)    We consider the value of our minority interest in our BWTS supplier (as described in Note 7) to be a Level 3 fair value measurement, as this supplier is a private company and the value has been determined based on unobservable market data (i.e. the proceeds that we would receive if we exercised the put option set forth in the agreement in full). Moreover, we consider that its carrying value approximates fair value given that the value of this investment is contractually limited to the strike prices set forth in the put option that was granted to us and the call option that was granted to the supplier. The difference in the aggregate value of the investment, based on the spread between the exercise prices of the put and call options, is $0.6 million.
(5)    Non-current working capital contributions to the Scorpio Pools are repaid, without interest, upon a vessel’s exit from the pool. For owned vessels, excluding those classified as held for sale, we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within Other Assets on the unaudited condensed consolidated balance sheets.  We consider that their carrying values approximate fair value given that the amounts due are contractually fixed based on the terms of each pool agreement.
(6)    The seller's credit on sale and leaseback vessels represents the present value of the deposits of $4.35 million per vessel ($13.1 million in aggregate) that was retained by the buyer as part of the April 2017 sale and operating leasebacks of STI Beryl, STI Le Rocher and STI Larvotto.  This deposit will either be applied to the purchase price of the vessel if a purchase option is exercised or refunded to us at the expiration of the agreement.  This deposit has been recorded as a financial asset measured at amortized cost.  The present value of this deposit has been calculated based on the interest rate that is implied in the leases, and the carrying value will accrete over the life of the lease using the effective interest method, through interest income, until expiration. We consider that its carrying value approximates fair value given that its value is contractually fixed based on the terms of each lease.
(7)    We consider that the carrying amounts of accounts payable and accrued expenses approximate fair value due to the relative short maturity of these amounts.
(8)    The carrying value of our secured bank loans are measured at amortized cost using the effective interest method. We consider that their carrying value approximates fair value because (i) the interest rates on these instruments change with, or approximate, market interest rates and (ii) the credit risk of the Company has remained stable. Accordingly, we consider their fair value to be a Level 2 measurement. These amounts are shown net of $9.2 million and $2.8 million of unamortized deferred financing fees as of June 30, 2023 and December 31, 2022, respectively.
(9)    The carrying value of our obligations due under sale and leaseback arrangements are measured at amortized cost using the effective interest method. With the exception of our fixed rate sale and leaseback arrangements (as denoted in Note 12), we consider that their carrying value approximates fair value because the interest rates on these instruments change with, or approximate, market interest rates and the credit risk of the Company has remained stable. The fair value of leases with fixed payments are measured at the net discounted value of the remaining minimum lease payments using our incremental borrowing rate at June 30, 2023. Accordingly, we consider their fair value to be a Level 2 measurement. These amounts are shown net of $6.8 million and $8.2 million of unamortized deferred financing fees as of June 30, 2023 and December 31, 2022, respectively.
(10)    The carrying values of our lease liabilities accounted for under IFRS 16 - Leases are measured at the present value of the minimum lease payments over the lease term, discounted at our incremental borrowing rate. We consider that the carrying value of leases with variable payments approximates fair value because the interest rates on these instruments change with, or approximate, market interest rates. The fair value of leases with fixed payments are measured at the net discounted value of the remaining minimum lease payments using the Company's incremental borrowing rate at June 30, 2023 and December 31, 2022, respectively. Accordingly, we consider their fair value to be a Level 2 measurement.
(11) The carrying value of our Senior Notes Due 2025 shown in the table above is their face value. The Senior Notes Due 2025 are shown net of $1.4 million of deferred financing fees and $0.1 million of unamortized discount on the unaudited condensed consolidated balance sheet as of June 30, 2023. The Senior Notes Due 2025 are shown net of $1.7 million of deferred financing fees and $0.1 million of unamortized discount on the audited condensed consolidated balance sheet as of December 31, 2022. Our Senior Notes Due 2025 are quoted on the New York Stock Exchange under the symbol 'SBBA'. We consider their fair value to be a Level 1 measurement due to their quotation on an active exchange.